UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 18, 2007
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Martin Midstream Partners L.P. (the “Registrant”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report in the Registration Statement on Form S-3 (the “Registration Statement”) that the Registrant will file on the date hereof.
     This report contains an additional footnote to the Registrant’s audited financial statements for the fiscal year ended December 31, 2006 and unaudited financial statements for the fiscal quarter ended September 30 2007. The additional footnote provides information regarding condensed consolidating financial information in accordance with Rule 3-10(c) and (e) of Regulation S-X promulgated by the Securities and Exchange Commission in order for Martin Operating Partnership L.P., who will be an additional registrant on the Registration Statement, to continue to be exempt from Securities Exchange Act of 1934 (the “Exchange Act”) reporting requirements pursuant to Rule 12h-5 under the Exchange Act.
Item 9.01. Exhibits.
(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of KPMG LLP

99.1	Updated historical financial information of Martin Midstream Partners L.P. as required by Rule 3-10 of Regulation S-X.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MARTIN MIDSTREAM PARTNERS L.P.
By: Martin Midstream GP LLC
Its: General Partner

Date: December 18, 2007	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of KPMG LLP

99.1	Updated historical financial information of Martin Midstream Partners L.P. as required by Rule 3-10 of Regulation S-X.

4